UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2007

AURA SYSTEMS, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17249	95-4106894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2330 Utah Avenue, El Segundo, California 90245
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 643-5300

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 19, 2007, the board of directors voted unanimously to appoint Salvador Diaz-Verson to the board of directors. There are no arrangements or understandings between the newly appointed director and any other director or officer of the company or any outside party. Further, there are no transactions involving the company and the newly appointed director which would be reportable pursuant to Item 404(a) of Regulation S-B promulgated under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURA SYSTEMS, INC.

Date: January 29, 2007	By:	/s/ Melvin Gagerman
Melvin Gagerman
President